                                                                   EXHIBIT 10.23

                                                             [LOGO OF RAINMAKER]

                                                         RAINMAKER SYSTEMS, INC.
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                                          Hewlett-Packard Express Services (HPE)

                                                                     SCHEDULE- 4
                                        OPERATIONAL PLAN/BUSINESS RULES DOCUMENT
                                  TO SERVICE SALES OUTSOURCING PARTNER AGREEMENT

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

Table of Contents
1.   General .........................................................     3
2.   Marketing .......................................................     6
3.   Operations ......................................................     7
4.   Sales ...........................................................    11
5.   Entitlement .....................................................    13
6.   Other Client policies ...........................................    14
7.   Term/Suspension/Termination .....................................    14
8.   Fees/Discounts/Margins ..........................................    15
9.   Data Communications Procedures ..................................    16
10.  Marketing Communications ........................................    17
11.  Program Related Contacts ........................................    17
12.  Update Schedule .................................................    18

13.  Attachments--Under Separate Cover
       HPE Business Process
       HPE Contact Strategy
       HPE Service Agreement
       HPE Monthly Consolidated PO Letter
       HPE Lead Routing Process
       HPE Data Transfer Schedule
       HPE E-pack File Upload Process

Rainmaker Systems             HPES Business Rules            Rev 7/25/02       2

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

1.        General

     1.1. Effective date of contract 9/25/00

          9/25/00

     1.2. Contract signing date 9/25/00

     1.3. Targeted start date

          November 9, 2000

     1.4. Client address

          Hewlett-Packard
          8000 Foothills Blvd. M/S 5637
          Roseville, CA 95747

     1.5. Purpose

          Rainmaker will perform the sales activities of renewing and attaching support agreements and post warranty support agreements for customers in the HP small and medium market segments. The product offering that Rainmaker will be selling consists of support (deliverables), which have not previously been available as packaged services-Post Warranty "Supportpacks." Multiple "Supportpacks" with different support levels may be available for each product. Our goal for the business design of this outsource will include driving lower end customers to the web for renewal and Supportpack purchase and focus outbound activities on larger customers.

Rainmaker Systems             HPES Business Rules            Rev 7/25/02       3

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document


     1.6. Definitions

          . Post Warranty Supportpack--Provides service to customers after the original standard warranty of the product has expired.

          . E-pack Supportpack--Supportpack processed/sold via the Internet. (This is what HPES will be selling). E-pack's can be either a Supportpack (warranty enhancement) or a Post-Warranty Supportpack (post warranty support).

          . 02--This refers to the types of support that HP previously sold which can be renewed with an applicable Supportpack. When PW Supportpacks are not available, HP will continue to market the 02 support services.

          . Installed Base--HP's customers with existing post warranty support, either 02 or Supportpack.

          . Registration/Attachment--Customers who have registered their hardware product but have not purchased Post Warranty support. Expiration dates of standard warranty support on these customers are calculated at 1 year after the registration or purchase date, as provided by the customer. Netservers may be 3 years.

          . Denial List--Also referred to as the "Restricted Party List" is a list of individuals and/or businesses with which HP has declined to do business. (Please refer to section 6.3 of this Business Rules document for further details)

          . Priority On-Site Service--Designed for production-critical applications, this support level provided HP's best possible response between 8:00 am and 9:00 p.m., Monday through Friday. HP will arrive on site to begin hardware maintenance within 4 hours for calls received between 8:00 am and 5:00 pm local time. For sites located within 100 miles of a primary HP Support Responsible Office.

          . Next-Day On-Site Service--This service level is designed for customers who want the convenience of on-site service, but do not require HP's fastest response time. HP will arrive on-site to begin hardware maintenance between 8:00 am and 5:00 pm local time, Monday through Friday, during the next working day after the day the call is received. This applies to sites located within 100 miles of a primary HP Support Responsible Office.

          . 4 hour On-Site, 24x7 Service--Provides HP's best possible response time 24 hours per day. An HP authorized representative will arrive at the customer site to begin hardware maintenance service within four hours of receipt of call, including HP holidays, for sites located within 100 miles of the HP Support Responsible Office.

     1.7. License Parameters

          Target market

          Commercial, Mid-Market, Small-Office/Home Office customers as listed in the following HP databases:
          Installed Base
          Registration/Attachment
          HP PAK database (Supportpack registration database)

Rainmaker Systems           HPES Business Rules              Rev 7/25/02       4

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

          1.7.1. Territory

                 Non-exclusive territory for sales is the USA

          1.7.2. Product/Services

                 Services Sold:

                    |X| Post Warranty Supportpack (Levels of service described in "Definitions.")

                    |X| Supportpack Warranty Enhancements and/or promotions as they become available from HP.

   *Other products will be added as the become available from HP to Rainmaker

-------------------------------------------------------------------------------------------------------------
          Product                Type        Data Rcvd     HPE Sales Start     Margin     Target Attainment
                                              from HP           Date                            Rate
-------------------------------------------------------------------------------------------------------------
Laser Jet                       Attach         11/00          11/09/00          [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Design Jet                      Attach         11/00          11/09/00          [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Desktop PC                      Attach         11/00          11/09/00          [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Net Servers                     Attach        Pending                           [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Storage Devices                 Attach        Pending                           [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Laser Jet                      02 Renew        11/00            11/00           [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Design Jet                     02 Renew        11/00            11/00           [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Desktop PC                     02 Renew        11/00            11/00           [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Net Servers                    02 Renew        11/00            11/00           [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Storage Devices                02 Renew        11/00            11/00           [ ]              [ ]
------------------------------------------------------------------------------------------------------------
Laser Jet                      SP Renew        1/01             2/01            [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Design Jet                     SP Renew        1/01             2/01            [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Desktop PC                     SP Renew        1/01             2/01            [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Net Servers                    SP Renew        1/01             2/01            [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
Storage Devices                SP Renew        1/01             2/01            [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
High End Software Support        Renew         1/01             2/01            [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
NetServer Software Support      Attach         11/01            11/01           [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
LJ Enhancement                  Attach         4101             4/01            [ ]              [ ]
-------------------------------------------------------------------------------------------------------------
CarePAQ Products                Renew,          TBD              TBD            [ ]              [ ]
                                Attach,
                                Rescue,
                               Warranty
                               Extension
-------------------------------------------------------------------------------------------------------------

Rainmaker Systems           HPES Business Rules              Rev 7/25/02       5

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

           1.7.3.  Restricted accounts

             [ ] accounts are restricted from Rainmakers sales opportunity. As defined in the "Data" section of this document, these accounts will be eliminated from the data/records that Rainmaker receives from HP
             prior to delivery to Rainmaker. If Rainmaker sees any [     ]
             accounts, they should not be marketed to.

             Other named accounts as defined may also be eliminated from the data prior to delivery from HP. At times, accounts will need to move back to HP to be consolidated with other agreements. Requests from HP direct to have an account removed from the HPE opportunity database will be made to the HPE Sr. Sales Manager and/or Sales Manager. HPE will then flag the account in its database as "named " and all marketing and contact will cease.

             Rainmaker may market to some of HP's "named" accounts for the attachment opportunities. Those not flagged by HP as a "Do not market to" account.

           1.7.4.  Third Party Agreements

             The sale of HP Services through HPe is a direct relationship model:
             End-user to HP (HPe). If a customer wishes for a 3rd party to handle the billing for their services, then the end-user can simply provide HPe the address and contact for the billing. Collections for this account then would be from the 3rd party. However, renewal sales/marketing motions should be with the end-user, and not to the 3rd party.

     1.8.  DBA

           "Hewlett-Packard Express Services" (HPE)

     1.9.  Process

           Please refer to HPE Business Process flow attached.

     1.10.         Funding

           1.10.1. Start-Up

              [                                               ]

           1.10.2. Marketing

              [                                               ]

2.         Marketing

     2.1.  License to use Client Marks

           Section 5F and 5G of Service Sales Outsourcing Partner Agreement

     2.2.  Ownership of Client Marks

           Section 5F and 5G of Service Sales Outsourcing Partner Agreement

Rainmaker Systems           HPES Business Rules              Rev 7/25/02       6

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

     2.3.  Use and display of Client Marks

           Section 5F and 5G of Service Sales Outsourcing Partner Agreement

     2.4.  HP Contact Strategy

           Rainmaker will provide HP with a contact strategy covering for HPE marketing for all customer and product segments applicable as part of the contracted marketing services. Please refer to the HPE Contact Strategy presentation attached.

     2.5.  Opt-Out Information

           Customers requesting to be removed from marketing will be managed in the following manner:

           The customer request will be noted, dated, and "method" of preferred communications will be flagged in system. All other methods will be flagged as "do not market".

           Rainmaker systems will provide weekly marketing opt-out reports to HP including customer's first, last name, direct phone number, mailing address, email address (if known) and FAX number (if known). The report will also contain the media types that the customer chose to be removed.

3.         Operations

     3.1.  Reports

           Standard reports including, but not limited to sales activity, retention/renewal rates, lost business reports and forecasts. (Sales-Out and Consolidated PO) These reports are to be provided monthly. Additional reports may be requested and will be provided as mutually agreed upon.

     3.2.  Returns

           Returns of Supportpacks are accepted up to 30 days from purchase by the end-user. Rainmaker may issue credits to the customer within 60 days of product purchase. HP will issue credit to Rainmaker up to 60 days from purchase by the end-user. No credits will be issued to Rainmaker after 60 days from the end-users purchase date and no credits will be pro-rated. Exceptions for the return process may be
           requested to [             ].

     3.3.  Fulfillment

           Rainmaker will be responsible for distributing the Order Confirmation to any customer with no record of email or fax. This document will be provided in hard copy by either fax or mail.

           Accounting

     3.4.  Accounts Receivable

           If Rainmaker does not receive payment from the end-user within standard terms and collection policies, or payment terms have been violated by the end-user, HP has authorized Rainmaker to cancel the customer's entitlement. The cancellation of entitlement will be processed through the

Rainmaker Systems           HPES Business Rules              Rev 7/25/02       7

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

           E-pack tool as well as Rainmaker's standard return process. HP will credit Rainmaker if entitlement is canceled within 60 days of purchase.

           If cancellation of entitlement occurs after 60 days past the order
           date, Rainmaker will send an e-mail message to [         ] with a
           copy to [         ] advising of the cancellation. HP will unentitle
           the customer manually in the HP system. No credit is to be processed or received under this condition.

           3.4.1. Bad Debt

           HP will send an E-mail to Rainmaker accounts receivable [       ]
           indicating which accounts are considered bad debt. Rainmaker will flag these accounts as bad debt in the Rainmaker system, and will cease all marketing efforts. In the event that Rainmaker writes off an HPE customer account as bad debt, Rainmaker will e-mail that
           information to the Hewlett-Packard contact, [        ].

           3.4.2. Credit

           If an HPE customer does not call and a credit balance remains, a refund check will be issued from HPE and mailed to the customer upon confirmation of payment for the original order.

     3.5.  Payments

           3.5.1.  Misrouted Payments to HP

           (Those payments that have posted /reg'd in RMKR systems but customer submitted payment to HP)

              HP will send an email to RM (payments@hpexpresss-services.com) that will include some or all of the following to identify a payment:

                   .   Customer name

                   .   Check Number

                   .   Invoice Number

                   .   Payment Amount

                   .   Receipt Date

              Rainmaker Systems will immediately post payment to the customers account upon receipt of the email to ensure the customer does not fall into a collections status.

              HP will issue a credit memo to Rainmaker Systems for misdirect and will email a copy to payments@hpexpress-services.com. The credit memo should include the above listed information to use as a reference to enable Rainmaker to reconcile these credits to the customers order.

           3.5.2. Direct Payments to HP

           (Those payments that the customer has submitted directly to HP but RMKR has not posted /reg'd the sale.)

Rainmaker Systems           HPES Business Rules              Rev 7/25/02       8

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

         HP will send an email to RM (paymentsahpexRresss-services.com) that will include some or all of the following to identify a payment:

             .  Customer name

             .  Check Number

             .  Payment Amount

             .  Receipt Date

         Rainmaker Systems will immediately complete the order in the system, register the order in E-pack and send the customer the email/fax confirmation with T's and C's. Rainmaker will confirm registration by sending Betsy Bender and Daniel Welz a confirmation email with the ORA (E-pack) number. Rainmaker will register these orders with special payment terms to avoid the customer falling into collection status.

         HP will issue a credit memo to Rainmaker Systems for any direct payments received. The memo should include the invoice number and customer check number to use as a reference to enable Rainmaker to reconcile these credits to the customers order. If the credit memo does not include applicable data, HP may provide Rainmaker with individual check copies.

3.5.3.   Misrouted Payments to Rainmaker

         (Those payments that an HP customer has submitted, in error, to the Rainmaker address for a product/service HPE did not sell)

         If Rainmaker receives payment from a customer for HP services that HPE
         did not sell, an email will be sent to [        ] and [          ]
         informing them that a customer has misrouted their payment. The email will include some or all of the following information:

             .  Customer name

             .  Check Number

             .  Invoice Number (provide on stub of check)

             .  Payment Amount

             .  Receipt Date

         Rainmaker Cash Management will forward via mail any live checks received from customers that do not belong to Rainmaker to:
         Hewlett-Packard, Attn: Accounts Receivable, 8000 Foothills Blvd., MS 5512, Roseville, CA 95757-5512.

         If payment is received through Rainmaker's lock box and payment does not belong to Rainmaker a check will be processed for Hewlett-Packard and mailed to: Hewlett-Packard, File 71195, San Francisco, CA 94160-1195. Checks will be processed and mailed weekly. If customer encloses any additional information, Rainmaker will include the information on the check stub of the check issued to HP. This information may include the following:

Rainmaker Systems           HPES Business Rules              Rev 7/25/02       9

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

             .  Customer Name

             .  Check Number

             .  Invoice Number

             .  Payment Amount

             .  Receipt Date

         3.5.4. Refund Checks to Customers

         When HPE mails any refund check to a customer a form will be filled out explaining the type of refund.

         This form is addressed; Dear Valued Hewlett-Packard Express Services Customer and includes this information; Enclosed please find refund check #_______ in the amount of $_______, in payment of the following. (One of these will be checked to indicate type of refund:)

             .  Refund of duplicate payment on HPE Invoice #

             .  Refund of overpayment on HPE invoice #

             .  Refund of excess sales tax paid on HPE Invoice #

             .  Refund of credit balance on account o Other:

         The closing on the form states: If you have questions, you may contact
         [            ]. Hewlett-Packard Express Services.

         3.5.5. Lost Deals

         Hewlett-Packard's Program Manager will review the Lost Deals list provided by HPE Sales Manager and advise the HPE Sales Manager of any changes. The HP Program Manager will forward the approved list of lost deals and agreed lost deal reimbursement amount to the HPE Sales Manager. Once the HP Program manager has given final approval a check from HP will be cut and forwarded to Rainmaker accounting.

    3.6. Invoicing

         Invoices shall reflect the HP logo, but will reflect a remit to address equal to Rainmaker Systems. Invoice numbers will begin with HPE, to allow HP Accounts Receivable to easily identify payments sent to HP corporate in error.

    3.7. Monthly Consolidated PO

         Rainmaker's monthly consolidated PO will not be required by HP prior to sending an invoice for services. Rainmaker will use its consolidated PO for reconciliation purposes against the E-pack report. Rainmaker will use PO numbering logic as stated in the Purchase Order Table detailed/attached in section 6.1.2 of this document. The monthly-consolidated PO will include all orders placed ("posted") by Rainmaker that have also been entered into HP's E-pack tool for entitlement. Those orders that Rainmaker places ("posts") after 3:00 pm on the last business day

Rainmaker Systems           HPES Business Rules              Rev 7/25/02      10

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

         of the month will be rolled over into the following months Consolidated PO. Credits and/or cancellation for those orders "posted" in the active month (same month as the order posted) will appear as "order placed then cancelled" and no credit process will be necessary. Cancellations placed in the month following order posting will appear as a credit on that months invoice. Please refer to the HPE Consolidated PO Letter attached for PO numbering rules.

    3.8. Tax

         3.8.1.   Valid Reseller License

                  Rainmaker will apply for resale certificates in those states that presently consider hardware support taxable. Until this process is complete and a valid resale certificate is provided to HP, Rainmaker will not be charging tax on all orders and will therefore be responsible for sales tax charges from HP for agreements sold in those states that consider hardware support taxable. As product or service lines are added to the program, Rainmakers accounting team will ensure compliance.

          3.8.2.  Taxware/Tax Codes

                  The tax code for Supportpacks, as specified by HP is as follows:

                  Hardware Product: 04090 Software Support: 04070

    3.9.  Funding

          3.9.1.  Start-Up funding

                  [                                                 ]

          3.9.2.  Initial Marketing funding

                  [                                                 ]

4.        Sales

    4.1.  Renewals(Installed Base 02 customers):

             . Rainmaker will begin selling in November 2000 on February 2001 renewals

             . Start Date of the Supportpack will be generated as the "Expiration Date" + 1 day.

             . HP will provide a new Installed base listing in March for incremental business opportunities. This list will include new business booked by HP after the November file was provided to RMKR. This list will include new business processed for November 00-January 01, expiring November `01- January `02. It will also include additional opportunities identified for RMKR.

             . New, "incremental" 02 Renewal data/records will be sent to HPE quarterly as per the data transfer schedule discussed in section 10.1 of this document.

Rainmaker Systems           HPES Business Rules              Rev 7/25/02      11

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

     4.2. Supportpack Renewals:

                 . The Installed Base renewal opportunities include LaserJet, DesignJet, Desktop, Net-Server and Storage device product opportunities.

                 . HP has marketed to renewal customers through December. Rainmaker will begin calling in November 00' on January `01 expirations.

                 . New, "incremental" Supportpack Renewal data/records will be sent to HPE quarterly as per the data transfer schedule discussed in section 10.1 of this document.

          4.2.1.     HP/Boise Call Center Leads

                     . HP/Boise will send qualified leads via warm phone transfer from their call center to HPE.

                     . These leads will be qualified customers ready to purchase a Supportpack agreement. Customers not ready to purchase and interested in a price quote only, will be routed via e-mail.

                     . For in-warranty leads the calls will be directed to 877-271-3113. For out-of-warranty leads the calls will be directed to 877-271-3117.

                     . If there is no HPE customer service agent available the HP/Boise sales rep can either leave a voicemail asking HPE to call the customer or send an e-mail to INWTY@hpexpress-services.com for in-warranty leads or NOWTY@hpexpress-services.com for out-of-warranty leads asking the HPE customer service agent to call the customer. If a message is received by HPE either by phone or e-mail no later than 3:30 pm PST, HPE will return the call to the customer that same day. If a message is received later than 3:30 pm PST, the call will be returned the following morning.

                     . HP Express Services has a goal of no more than a [ ] abandon rate. This goal is based on initial, limited data. Upon further information received from HP, HP Express Services and HP will agree on a standard service level.

     4.3. Post Warranty Registration/Attachments:

                 . Rainmaker will begin contacting customers from the registration database in November 2000.

                 . The records included in this data are customers who have purchased product less than one year ago.

                 . Those registration customers with a standard warranty expiration falling within the months of May-Oct 2000 have been marketed to by HP for 02 support services and Rainmaker is eligible to market to these customers, given that we are marketing a new offering of Supportpack services.

                 . Rainmaker has received registration data for those customers with standard warranty expirations falling in the months of Nov-Dec 2000 and Jan-April 2001. HP has not marketed to these customers.

Rainmaker Systems           HPES Business Rules              Rev 7/25/02      12

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

                 . New, "incremental" PW Registration/Attachment data/records will be sent to HPE quarterly as per the data transfer schedule discussed in section 10.1 of this document.

     4.4. Price/Proration/Reinstatement

                 . Pricing is always the standard list price unless previously agreed upon by HP. Any quantity discounts or special
                     discounts must be approved by HP. [            ]

                 . Agreements will not be pro-rated. The Supportpack purchased determines the term (start and end) of the contract.

                 . There are no re-instatement fees for those customers who's agreements have lapsed

     4.5. Hours of operation

          6:00 am - 5:00 pm PST

     4.6. Training

          Training will be provided on November 7, and November 8, 2000. E-pack Tool training will be held on the 8th.

     4.7. Lead/Call routing

          Please refer to the HPE Lead Routing Process attached.

     4.8. Obsolete Product Procedures

          Rainmaker will not sell a post warranty Supportpack to a customer who's unit will go out of warranty before the 12 months term of that pack will be over. This will not be a problem for attachment customers. The support life of a product is usually 5 years after the hardware product is discontinued. Installed Base agreements may come across this issue.

          Updated list of products that are at "end of support" at http://partner.americas.hp.com/. In cases whereby Rainmaker is unaware of end of service for that model, HP will determine how best to handle these situations.

5.        Entitlement

     5.1. Rainmaker's procedures for notifying Client of customer orders for service agreements

          5.1.1. E-Pack Tool

                 Rainmaker shall follow reseller responsibilities associated with the E-Pack tool; including 100% entry of end-user registration data and verification that end-user is not on HP's Denial List/Restricted Parties List provided in the E-Pack tool. Please refer to the "Data Communications" section of this document for details on how Rainmaker will fulfill E-Pack tool obligations. At the- point of sales, the Sales team will verify serial number with customer prior to completion of sale, since support entitlement is tied to the specific serial number. Please refer to section 10.1.2 of this document for further information on the E-Pack tool process and guidelines.

Rainmaker Systems           HPES Business Rules              Rev 7/25/02      13

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

          5.1.2. Purchase Order Number Entry in E-Pack

                  Rainmaker shall utilize one PO number per month for all orders placed in E-Pack for that month. Please refer to the HPE Consolidated PO Letter attached for further detail.

6.   Other Client policies

     6.1. Audit

          No more than once each year, at HP's expense and with five days prior written notice, and during normal business hours, HP may audit all records of Rainmaker relating to the orders in this agreement. If an audit reveals that the amount which should have been paid to HP is [ ] or greater than the amount reported by Rainmaker, Rainmaker shall pay the cost of audit to HP. Any shortfall uncovered as a result of an audit, as well as the cost of the audit, if required by the preceding sentence, shall be paid by Rainmaker to HP within 30 days of the data on which HP notifies Rainmaker that an amount is due.

     6.2. HP Denial List/Restricted Parties List

          Rainmaker shall not sell to customers appearing on the Denial List. If Rainmaker does complete an order within its system and then determines that the customer is on the Denial List via the E-Pack tool, then Rainmaker will draft a letter and return all monies to the customer stating that we are unable to continue the transaction. The customer should contact HP corporate.

     6.3. Security/Confidentiality

          Rainmaker shall ensure that the highest security measures are in place to protect all HP material and customer data in accordance with the Confidential Disclosure agreement: Schedule 6 of the contract. This includes but is not limited to firewalls and employee confidentiality.

     6.4. Financial Information Requests

          Rainmaker shall provide to HP on a quarterly basis or as requested financial information on Rainmaker Systems. This information will be made available via Rainmakers official website under Investor Relations.

     6.5. Metrics

          Rainmaker shall provide to HP renewal/attachment metrics as requested by HP. [See attached example].

     6.6. Escalated Customer Complaints

          When Rainmaker receives an escalated call regarding any service complaint from an HPE customer, HPE will route the call to 800-633-3600. The HPE sales rep may refer to the HP Telephone Reference List for further information about routing the service complaint call.

7.       Term/Suspension/Termination

          Please refer to Section 8 of the contract for full detail.

Rainmaker Systems           HPES Business Rules              Rev 7/25/02      14

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

     7.1. Term

          [                   ]

     7.2. Post-Termination deliveries

          As stated in the contract. If agreement is terminated, Rainmaker will provide HP with a listing of all customer data within the RMKR system, including but not limited to expiration date data.

8.        Fees/Discounts/Margins

     8.1. Customer terms

          Net 30

     8.2. Discounts

          (Amendment #1, section 3G of the contract) Rainmaker may offer customers a discount of up to [ ] off Hewlett-Packard's list price without obtaining HP's prior approval. Discounts in excess of [ ] shall not be granted without HP's prior written approval.

     8.3. Margins

          Please, also refer to sectionl.7.3 for full detail on each product line.

                -----------------------------------------------------
                             Product Line                  Margin
                -----------------------------------------------------
                LaserJet                                    [ ]
                -----------------------------------------------------
                DesignJet                                   [ ]
                -----------------------------------------------------
                Workstations                                [ ]
                -----------------------------------------------------
                Monitors                                    [ ]
                -----------------------------------------------------
                Desktop PCs                                 [ ]
                -----------------------------------------------------
                Net Servers                                 [ ]
                -----------------------------------------------------
                Storage Products                            [ ]
                -----------------------------------------------------
                Software Support                            [ ]
                -----------------------------------------------------
                Notebook PC's                               [ ]
                -----------------------------------------------------
                Handheld PC's                               [ ]
                -----------------------------------------------------

          *Other products will be added as they become available from HP to Rainmaker

     8.4. Prices of Client's products and services to Rainmaker

          HP will inform Rainmaker of pending price changes one month prior to the effective date. New prices will be updated on the night of the day prior to the effective date.

          An updated price and service list is available via the HP Partner website at https://partner.americas.hp.com/rrc/performance/html src/snf2/home frame.cgi.

          Login: [         ]
          Password: [         ]

Rainmaker Systems           HPES Business Rules              Rev 7/25/02      15

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

9.        Data Communications Procedures

     9.1. Procedures for Updating the Client Database and the Rainmaker Database

          Please refer to the HPE Data Transfer Schedule attached

          9.1.1. Frequency with which the Client Database will be updated with data from Rainmaker Database

                  Daily, via the E-Pack tool. Beginning August 2001, the E-Pack tool is updated using a file upload created by Rainmaker. Once created the file upload automatically enters orders into the E-Pack tool each day.

          9.1.2. Procedures for providing the updated Rainmaker Database and other Customer information to Client

                  Rainmaker's Operations team will update HP's systems via the e-Pack tool. This process will be completed daily for all orders processed that day using the "file upload" process in e-pack. Management of this process by the Operations team will facilitate a more frequent reconciliation process between Rainmaker orders and orders placed in e-pack to expedite the monthly invoice and payment process between HP and Rainmaker.

                  Additionally, Rainmaker will provide HP applicable "leads" for new and Installed Base customers. Please refer to the HPE Lead Routing Process attached for further details.

          9.1.3. Frequency with which Client will provide Rainmaker with additional Customer Information, including current Customers, registered Customers, and point-of-sale Customers

                  HP will provide Rainmaker with recurring Renewal data on a quarterly basis. HP will provide Attachment data (Registration database) on a quarterly basis. HP will provide Rainmaker with recurring Supportpack renewal data on a quarterly basis.

          9.1.4. Procedures for providing the updated Client Database and other customer information to Rainmaker via E-mail

                  HP data contact [         ] will transfer data via email using
                  password protected files. Emails shall be sent to IT [       ]
                  with Marketing [       ] and Client Integration [       ]
                  included on distribution list for consistency.

          9.1.5. Procedures for providing the updated Client Database and other customer Information to Rainmaker via FTP Transfer

                  HP data contact [       ] will email Rainmaker IT [         ],
                  Marketing [           ], Client Integration [      ] when data
                  is placed on the FTP site.
                  FTP guidelines:
                  Site: ftp.internetdirect.net
                  Login: [            ]
                  When prompted, change to incoming directory titled "cd incoming"

Rainmaker Systems           HPES Business Rules              Rev 7/25/02      16

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

                  When prompted, "put" or "mput" file(s)
                  When prompted "quit"

                  Other media, including but not limited to zip disc, will be used as determined by the size and/or security risks of the data transfer. This media will be sent overnight to [ ].

          9.1.6.  Procedure for routing invalid records back to HP

                  If a customer record contains invalid product information that Rainmaker is unable to match to a valid Supportpack offering. This record should not be marketed to and should be compiled and sent back to HP. Please refer to the Contacts section of this document.

10.       Marketing Communications

          . Under no circumstances should employees of Rainmaker represent themselves as employees of HP.

          . Outbound and written communication shall reflect that is from HP Express Services

          . Rainmaker employees shall not have Hewlett-Packard business cards or use the HP name or logo on business cards.

          . Rainmaker (HPES) employees' names shall not appear on mass marketing communications.

     10.1. URL www.hpexpress-services.com

          Rainmaker will also register the URL name www.hpexpressservices.com and have this address point to the www.hpexpress-services.com in the event that customers attempt to access it without including the "-"

     10.2. Web

          All web related content shall follow the HP guidelines as stated in the HP Online Style Guide attached.

     10.3. Communication with end-users

          All communication to end-users shall be reviewed/approved by HP, prior to Rainmaker distributing to customers.

     10.4. Call Scripting

          HP Express Services sales reps will refer to themselves as members of "HP Express Services." Sales reps should never refer to themselves as member of "HP" or "Hewlett Packard." Please refer to the contract for further detail on this subject.

11.       Program Related Contacts

                                   [one page]

Rainmaker Systems           HPES Business Rules              Rev 7/25/02      17

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                         Business Rules Document

12.      Update Schedule

     12.1. 7/25/02

           . Title Page changed to read "SCHEDULE 4 OPERATIONAL PLAN/BUSINESS RULES DOCUMENT TO SERVICE SALES OUTSOURCING PARTNER AGREEMENT"

           . Page 5, 1.7.2 Product/Services, added to table "CarePAQ Products | Renew, Attach, Rescue, Warranty Extension | TBD | TBD | [ ] | TBD"

           . Remove "Updated 3/18/02" from all pages, put 7/25/02 in footer "Rev 7/25/02"

Rainmaker Systems           HPES Business Rules              Rev 7/25/02      18

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                 Operational Plan Business Rules
                                                                        Approval

1.   Approval

         This document provides approval from both parties in adherence to the Operational Plan/Business Rules Documents (Schedule IV of the Services Sales Outsourcing Partner Agreement). Any changes or additions made to the Operational Plan Business Rules Document require the signed approval of both parties.

     1.1  Description of Business Rules Document Modifications

         Please detail the modification and/or additions made to the Business Rules Document. Reference all Sections Page and/or Attachment numbers.

          1)   Cover Page
             Added Text to Read: "Schedule 4, Operational Plan/Business Rules Document to Service Sales Outsourcing Partner Agreement"

          2)   Header/Footer on all Pages
             Deleted "Updated 3/18/02 from every page" Changed footer to read `rev 7/25/02'"

          3)   Page 5, 1.7.2 Product/Services
         Services Sold:
         Changed Bulleted Text to Read:

          .    Post Warranty SupportPacks and CarePaqs

          .    SupportPack and Carepaq Warranty Enhancements

          .    CarePaq Renewals and Re-Activations

         Added to table "CarePAQ Products | Renew, Attach, Rescue, Warranty
         Extension | TBD | TBD | [      ] | TBD"

          4) Added Section 14. "Upstate Schedules" Added description of updates in 7/25/02 revision, to include dates and changes as part of the whole document. (Update schedules will contain the same information as the approval document)

Rainmaker Systems              HPES Business Rules (7/25/02)                   1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                 Operational Plan Business Rules
                                                                        Approval

1.2      Sign-Off

    ----------------------------------------------------------------------------
    Hewlett-Packard

      /s/ Betsy Bender         Betsy Bender                             7/25/02
    ------------------         ------------                             -------
    Signature                  Print                                    Date

    Rainmaker Systems

      /s/ D. Brundage          D. Brundage                              7/29/02
    -----------------          -----------                              -------
    Signature                  Print                                    Date
    ----------------------------------------------------------------------------

Rainmaker Systems              HPES Business Rules (7/25/02)                   2

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.